Provisions for liabilities and charges	6 Months Ended
Jun. 30, 2018
Provisions for liabilities and charges
Provisions for liabilities and charges

16.Provisions for liabilities and charges

	Provisions for commitments	Payment Protection Insurance	Other regulatory provisions	Vacant leasehold property	Other	Total
	£m	£m	£m	£m	£m	£m
Balance at 31 December 2017	30	2,778	1,292	56	1,390	5,546
Adjustment for IFRS 9 (note 22)	243					243

Balance at 1 January 2018	273					5,789
Exchange and other adjustments	(10)	100	—	—	41	131
Provisions applied	—	(1,145)	(528)	(9)	(419)	(2,101)
Charge for the period	(15)	550	257	13	18	823

At 30 June 2018	248	2,283	1,021	60	1,030	4,642

Payment protection insurance (excluding MBNA)

The Group increased the provision for PPI costs by a further £550 million in the half year to 30 June 2018, of which £460 million was in the second quarter, bringing the total amount provided to £19,225 million.

The charge in the second quarter is largely driven by a potentially higher total volume of complaints and associated administration costs due to higher reactive complaint volumes received over the past six months and ongoing volatility. The remaining provision is consistent with an average of approximately 13,000 complaints per week through to the industry deadline of the end of August 2019.

At 30 June 2018, a provision of £1,968 million remained unutilised relating to complaints and associated administration costs. Total cash payments were £1,020 million during the six month to 30 June 2018.

Sensitivities

The Group estimates that it has sold approximately 16 million PPI policies since 2000. These include policies that were not mis-sold and those that have been successfully claimed upon. Since the commencement of the PPI redress programme in 2011 the Group estimates that it has contacted, settled or provided for approximately 53 per cent of the policies sold since 2000.

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. However a number of risks and uncertainties remain including with respect to future volumes. The cost could differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required. There is also uncertainty around the impact of regulatory changes, FCA media campaign and Claims Management Company and customer activity, and potential additional remediation arising from the continuous improvement of the Group’s operational practices.

For every additional 1,000 reactive complaints per week above 13,000 on average from July 2018 through to the industry deadline of the end of August 2019, the Group would expect an additional charge of £150 million.

Payment protection insurance (MBNA)

With regard to MBNA, as announced in December 2016, the Group’s exposure is capped at £240 million, already provided for, through an indemnity received from Bank of America. MBNA increased its PPI provision by £100 million in the half year to 30 June 2018, but the Group’s exposure continues to remain capped at £240 million under the arrangement that it has with Bank of America, notwithstanding this increase by MBNA.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the six months to 30 June 2018 the Group charged a further £257 million in respect of legal actions and other regulatory matters, and the unutilised balance at 30 June 2018 was £1,021 million (31 December 2017: £1,292 million). The most significant items are as follows.

Arrears handling related activities

The Group has provided an additional £46 million (bringing the total provided to date to £688 million), for the costs of identifying and rectifying certain arrears management fees and activities. Following a review of the Group’s arrears handling activities, the Group has put in place a number of actions to improve further its handling of customers in these areas and has made good progress in reimbursing mortgage arrears fees to the 565,000 impacted customers.

Packaged bank accounts

In the half-year to 30 June 2018, the Group provided an additional £25 million in respect of complaints relating to alleged mis-selling of packaged bank accounts raising the total amount provided to £775 million. A number of risks and uncertainties remain in particular with respect to future volumes.

Customer claims in relation to insurance branch business in Germany

The Group continues to receive claims in Germany from customers relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited). The German industry-wide issue regarding notification of contractual ‘cooling off’ periods continued to lead to an increasing number of claims in 2016 and 2017, levelling out in 2018. Up to 31 December 2017 the Group had provided a total of £639 million, with no further amounts provided during the six months to 30 June 2018. The validity of the claims facing the Group depends upon the facts and circumstances in respect of each claim. As a result the ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.

HBOS Reading — customer review

The Group is undertaking a review into a number of customer cases from the former HBOS Impaired Assets Office based in Reading. This review follows the conclusion of a criminal trial in which a number of individuals, including two former HBOS employees, were convicted of conspiracy to corrupt, fraudulent trading and associated money laundering offences which occurred prior to the acquisition of HBOS by the Group in 2009. The Group provided £100 million in the year to 31 December 2017 and is in the process of paying compensation to the victims of the fraud for economic losses as well as ex-gratia payments and awards for distress and inconvenience. The review is ongoing and at 30 June 2018, the Group had made offers to 67 customers, which represents more than 90 per cent of the customers in the review and 56 of these customers have accepted the offer.